                                                                      Exhibit 24

                            THE J. M. SMUCKER COMPANY


                            REGISTRATION ON FORM 10-K


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that MARK R. BELGYA, corporate controller of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2000, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned corporate controller might or could do in person, in furtherance of the foregoing.




                                              /s/ Mark R. Belgya
                                              ------------------------------
                                              Corporate Controller

                            THE J. M. SMUCKER COMPANY


                            REGISTRATION ON FORM 10-K


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that ELIZABETH VALK LONG, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2000, in a form that The
J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.




                                                /s/ Elizabeth Valk Long
                                                ------------------------------
                                                Director

                            THE J. M. SMUCKER COMPANY


                            REGISTRATION ON FORM 10-K


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that KATHRYN W. DINDO, director of The
J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2000, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.




                                              /s/ Kathryn W. Dindo
                                              ------------------------------
                                              Director

                            THE J. M. SMUCKER COMPANY


                            REGISTRATION ON FORM 10-K


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that VINCENT C. BYRD, director of The
J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2000, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.




                                           /s/ Vincent C. Byrd
                                           ------------------------------
                                           Director

                            THE J. M. SMUCKER COMPANY


                            REGISTRATION ON FORM 10-K


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that CHARLES S. MECHEM, JR., director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2000, in a form that The
J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.




                                           /s/ Charles S. Mechem, Jr.
                                           ------------------------------
                                           Director

                            THE J. M. SMUCKER COMPANY


                            REGISTRATION ON FORM 10-K


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that RUSSELL G. MAWBY, director of The
J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2000, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.




                                           /s/ Russell G. Mawby
                                           ------------------------------
                                           Director

                            THE J. M. SMUCKER COMPANY


                            REGISTRATION ON FORM 10-K


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that BENJAMIN B. TREGOE, JR., director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2000, in a form that The
J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.




                                          /s/ Benjamin B. Tregoe, Jr.
                                          ------------------------------
                                          Director

                            THE J. M. SMUCKER COMPANY


                            REGISTRATION ON FORM 10-K


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that WILLIAM WRIGLEY, JR., director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2000, in a form that The
J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.




                                             /s/ William Wrigley, Jr.
                                             ------------------------------
                                             Director

                            THE J. M. SMUCKER COMPANY


                            REGISTRATION ON FORM 10-K


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that RICHARD K. SMUCKER, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2000, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.




                                             /s/ Richard K. Smucker
                                             ------------------------------
                                             Director

                            THE J. M. SMUCKER COMPANY


                            REGISTRATION ON FORM 10-K


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that TIMOTHY P. SMUCKER, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2000, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.




                                                /s/ Timothy P. Smucker
                                                ------------------------------
                                                Director

                            THE J. M. SMUCKER COMPANY


                            REGISTRATION ON FORM 10-K


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that WILLIAM H. STEINBRINK, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2000, in a form that The
J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.




                                             /s/ William H. Steinbrink
                                             ------------------------------
                                             Director

                            THE J. M. SMUCKER COMPANY


                            REGISTRATION ON FORM 10-K


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that FRED A. DUNCAN, director of
The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2000, in a form that The
J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.




                                             /s/ Fred A. Duncan
                                             ------------------------------
                                             Director